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                                                                   EXHIBIT-10.29



                 SECOND AMENDED AND RESTATED SECURITY AGREEMENT


         THIS SECOND AMENDED AND RESTATED SECURITY AGREEMENT (this "Agreement"), dated as of December __, 1997 by and between ACC CORP., a corporation organized under the laws of Delaware ("ACC"), certain Domestic Subsidiaries of ACC listed on the signature pages hereto (the "Subsidiary Grantors" and, collectively with ACC Corp., the "Grantors") and FIRST UNION NATIONAL BANK, a national banking association organized under the laws of the United States, as Administrative Agent (the "Administrative Agent") for the benefit of itself, and the financial institutions (the "Lenders") as are, or may from time to time become, parties to the Credit Agreement (as defined below).

                              STATEMENT OF PURPOSE

         ACC and certain of its Subsidiaries have previously executed and delivered to the Administrative Agent a Security Agreement dated as of July 21, 1995, as amended by the Amended and Restated Security Agreement dated as of January 14, 1997 (the "First Amended and Restated Security Agreement").

         Pursuant to the Second Amended and Restated Credit Agreement dated as of even date herewith (together with all amendments and other modifications, if any, from time to time hereafter made thereto, the "Credit Agreement"), between the Grantors and certain Subsidiaries of ACC as Borrowers thereunder (collectively, the "Borrowers"), the Lenders and the Administrative Agent, the Lenders will provide Extensions of Credit to the Borrowers as more specifically described in the Credit Agreement. In order to induce the Lenders and the Administrative Agent to enter into the Credit Agreement, and as a condition to the provision of Extensions of Credit thereunder, the Lenders require that the Grantors amend and restate the First Amended and Restated Security Agreement in order to grant a continuing security interest in and to the "Collateral" (as hereinafter defined) to secure the "Secured Obligations" (as hereinafter defined).

         NOW, THEREFORE, in consideration of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

         SECTION 1. Definitions. Terms defined in the Credit Agreement and not otherwise defined herein, when used in this Agreement, including its preamble and recitals, shall have the respective meanings provided for in the Credit Agreement. The following additional terms, when used in this Agreement, shall have the following meanings:

         "Account Debtor" means any Person who is or may become obligated to any Grantor under, with respect to, or on account of, an Account.
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         "Accounts"  means  all  "accounts"  (as  defined  in  the  UCC)  now or hereafter owned or acquired by any Grantor or in which any Grantor now or hereafter has or acquires any right or interest, and, in any event, shall also include, without limitation, all accounts receivable, contract rights, book debts, notes, drafts and other obligations or indebtedness owing to any Grantor arising from the sale, lease or exchange of goods or other property by it or property to be sold, leased or exchanged, or the performance of services by it, or to be performed (including, without limitation, any such obligation which might be characterized as an account, contract right or general intangible under the Uniform Commercial Code in effect in any jurisdiction) and all of any Grantor's rights in, to and under all purchase orders for goods, services or other property, and all of any Grantor's rights to any goods, services or other property represented by any of the foregoing (including returned or repossessed goods and unpaid sellers' rights of rescission, replevin, reclamation and rights to stoppage in transit) and all monies due to or to become due to any Grantor under all contracts for the sale, lease or exchange of goods or other property or the performance of services by it (whether or not yet earned by performance on the part of such Grantor), in each case whether now in existence or hereafter arising or acquired, including, without limitation, the right to receive the proceeds of said purchase orders and contracts and all collateral security and guarantees of any kind given by any Person with respect to any of the foregoing.

         "Accounts Aging Report" means a detailed aged trial balance of all Accounts existing as of a specified date, specifying the name, addresses, account number, face value and dates of invoices of each Account Debtor obligated on any Accounts so listed, which report may be requested from time to time by the Administrative Agent.

         "Collateral" means the collective reference to:

                  (i)      Accounts;

                  (ii)     Inventory;

                  (iii)    Documents;

                  (iv)     Equipment;

                  (v)      Fixtures;

                  (vi)     Instruments;

                  (vii)    General Intangibles;

                  (viii) The Collateral Account, all cash deposited therein from time to time, the investments made pursuant to Section 6 and other monies and property of any kind of any Grantor in the possession or under the control of the Administrative Agent or any Lender;
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                  (ix) All books and  records  (including,  without  limitation, customer lists, credit files, computer programs, printouts and other computer materials and records) of any Grantor pertaining to any of the Collateral;

                  (x) All other goods and personal property of any Grantor, whether tangible or intangible; and

                  (xi) All products and Proceeds of all or any of the Collateral described in clauses (i) through (x) hereof.

         "Collateral Account" means a cash collateral account established by the Grantors with the Administrative Agent, in the name and under the exclusive dominion and control of the Administrative Agent, pursuant to Section 6.

         "Copyright License" means any written agreement now or hereafter in existence granting to any Grantor any right to use any Copyright.

         "Copyrights" means, collectively, all of the following now owned or hereafter created or acquired by any Grantor: (a) all copyrights, rights and interests in copyrights, works protectable by copyright, copyright registrations and copyright applications; (b) all renewals of any of the foregoing; (c) all income, royalties, damages and payments now or hereafter due and/or payable under any of the foregoing or with respect to any of the foregoing, including, without limitation, damages or payments for past or future infringements of any of the foregoing; (d) the right to sue for past, present and future infringements of any of the foregoing; and (e) all rights corresponding to any of the foregoing throughout the world.

         "Documents" means all "documents" (as defined in the UCC) or other receipts covering, evidencing or representing goods or services, now or hereafter owned or acquired by any Grantor or in which any Grantor now or hereafter has or acquires any right or interest.

         "Equipment" means all "equipment" (as defined in the UCC) of any Grantor, wherever located, and all other machinery, equipment and goods (other than Inventory) of any Grantor used or bought for use primarily in the business of such Grantor, including all accessions, additions, attachments, improvements, substitutions and replacements thereto and therefor, in all such cases whether now owned or hereafter acquired by any Grantor or in which any Grantor now has or hereafter acquires any right or interest.

         "Financing Statements" means the Uniform Commercial Code Form UCC-1 Financing Statements executed by each Grantor with respect to the Collateral and to be filed in the jurisdictions satisfactory to the Administrative Agent pursuant to Section 5.2(c) of the Credit Agreement.
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         "Fixtures" means all "fixtures" (as defined in the UCC) of any Grantor, whether now owned or hereafter acquired, or in which any Grantor now has or hereafter acquires any right or interest.

         "General Intangibles" means all "general intangibles" (as defined in the UCC) now or hereafter owned or acquired by any Grantor or in which any Grantor now or hereafter has or acquires any right or interest, and, in any event, shall mean and include, without limitation, all rights to indemnification, and all rights, title and interest which any Grantor may now or hereafter have in or under all contracts (other than contracts described in the definition of Accounts), agreements (including without limitation the Versatel Security Documents), permits, licenses (which contracts, agreements, permits and licenses may be pledged pursuant to the terms thereof) causes of action, franchises, tax refund claims, customer lists, Intellectual Property, license royalties, goodwill, trade secrets, data bases, business records and all other intangible property of every kind and nature.

         "Instruments" means all "instruments", "chattel paper" or "letters of credit" (each as defined in the UCC), including, without limitation, instruments, chattel paper and letters of credit evidencing, representing, arising from or existing in respect of, relating to, securing or otherwise supporting the payment of, any of the Accounts, including (but not limited to) promissory notes, drafts, bills of exchange and trade acceptances, now or hereafter owned or acquired by any Grantor or in which any Grantor now or hereafter has or acquires any right or interest.

         "Intellectual Property" means, collectively, (a) all systems software and applications software, including, but not limited to, screen displays and formats, program structures, sequence and organization, all documentation for such software, including, but not limited to, user manuals, flowcharts, programmer's notes, functional specifications, and operations manuals, all formulas, processes, ideas and know-how embodied in any of the foregoing, and all program materials, flowcharts, notes and outlines created in connection with any of the foregoing, whether or not patentable or copyrightable, (b) concepts, discoveries, improvements and ideas, (c) any useful information relating to the items described in clause (a) or (b), including know-how, technology, engineering drawings, reports, design information, trade secrets, practices, laboratory notebooks, specifications, test procedures, maintenance manuals, research, development, manufacturing, marketing, merchandising, selling, purchasing and accounting, (d) Patents, Patent rights and Patent applications, Copyrights and Copyright applications, Trademarks, Trademark rights, trade names, trade name rights, service marks, service mark rights, applications for registration of Trademarks, trade names and service marks, and Trademark, trade name and service mark registrations and Patent Licenses, Trademark Licenses and Copyright Licenses, and (e) other licenses to use any of the items described in the foregoing clauses (a), (b), (c) and (d) or any other similar items of any Grantor necessary for the conduct of its business.

         "Inventory" means all "inventory" (as defined in the UCC) now or hereafter owned or acquired by any Grantor or in which any Grantor now or hereafter has or acquires any right or interest, wherever located and, in any event, shall mean and include, without limitation, all raw materials, inventory and other materials and supplies, work-in-process, finished goods, all accessions thereto, documents therefor and any products made or processed therefrom and all substances, if any, commingled therewith or added thereto.

         "Patent License" means any written agreement now or hereafter in existence granting to any Grantor any right to use any invention on which a Patent is in existence.

         "Patents" means, collectively, all of the following now owned or hereafter created or acquired by any Grantor: (a) all patents and patent applications including all patentable inventions; (b) all reissues, divisions, continuations, renewals, extensions and continuations-in-part of any of the foregoing; (c) all income, royalties, damages or payments now or hereafter due and/or payable under any of the foregoing or with respect to any of the foregoing, including, without limitation, damages or payments for past or future infringements of any of the foregoing; (d) the right to sue for past, present and future infringements of any of the foregoing; and (e) all rights corresponding to any of the foregoing throughout the world.

         "Perfection Certificate" means a certificate dated as of even date herewith, setting forth the corporate names, chief executive office or principal place of business in each state and other current locations of Collateral of each Grantor and such other information as the Administrative Agent deems pertinent to the perfection of security interests, completed and supplemented with the schedules and attachments contemplated thereby to the satisfaction of the Administrative Agent, and duly certified by the chief executive or chief financial officer of each Grantor so authorized to act.

         "Permitted Investments" means investments described in Section 10.4 of the Credit Agreement.

         "Permitted Liens" means all such Liens respecting the Collateral permitted pursuant to Section 10.3 of the Credit Agreement.

         "Proceeds" means all proceeds of, and all other profits, rentals or receipts, in whatever form, arising from the collection, sale, lease, exchange, assignment, licensing or other disposition of, or realization upon, Collateral, including, without limitation, all claims of any Grantor against third parties for loss of, damage to or destruction of, or for proceeds payable under, or unearned premiums with respect to, policies of insurance in respect of, any Collateral, and any condemnation or requisition payments with respect to any Collateral and the following types of property acquired with cash proceeds:
Accounts, Inventory, Documents, Fixtures, Instruments, General Intangibles and Equipment.

         "Secured   Obligations"  means,  with  respect  to  each  Grantor,  the
Obligations of such Grantor as defined in the Credit Agreement and any renewals or extensions of any of such Obligations.

         "Security  Interests" means the security  interests granted pursuant to
Section 2, as well as all other security interests created or assigned as additional security for the Secured Obligations pursuant to the provisions of this Agreement.

         "Trademark License" means any written agreement now or hereafter in existence granting to any Grantor any right to use any Trademark.

         "Trademarks" means, collectively, all of the following now owned or hereafter created or acquired by any Grantor: (a) all Trademarks, trade names, corporate names, company names, business names, fictitious business names, trade styles, service marks, logos, other business identifiers, prints and labels on which any of the foregoing have appeared or appear, all registrations and recordings thereof, and all applications in connection therewith, including registrations, recordings and applications in the United States Patent and Trademark Office or in any similar office or agency of the United States, any state thereof or any other country or any political subdivision of any thereof, including without limitation any thereof referred to on Schedule I hereto; (b) all reissues, extensions and renewals of any of the foregoing; (c) all income, royalties, damages and payments now or hereafter due and/or payable under any of the foregoing or with respect to any of the foregoing, including, without limitation, damages or payments for past or future infringements of any of the foregoing; (d) the right to sue for past, present and future infringements of any of the foregoing; and (e) all rights corresponding to any of the foregoing throughout the world.

         "UCC" means the Uniform Commercial Code as in effect on the date hereof in the State of North Carolina; provided that if by reason of mandatory provisions of law, the perfection or the effect of perfection or non-perfection of the Security Interests in any Collateral is governed by the Uniform Commercial Code as in effect in a jurisdiction other than North Carolina, "UCC" means the Uniform Commercial Code as in effect in such other jurisdiction for purposes of the provisions hereof relating to such perfection or effect of perfection or non-perfection.

         "Versatel Security Documents" means the loan and security documents between ACC and [Versatel] executed pursuant to Section 10.4 of the Credit Agreement.

         SECTION 2. The Security Interests.

         (a) In order to secure the Credit Agreement in accordance with the terms thereof, and to secure the payment and performance of all of the Secured Obligations, each Grantor hereby grants to the Administrative Agent, for the ratable benefit of itself and the Lenders, a continuing security interest in and to all of such Grantor's estate, right, title and interest in and to all Collateral whether now or hereafter owned or acquired by such Grantor or in which such Grantor now has or hereafter has or acquires any rights, and wherever located.

         (b) The Security Interests are granted as security only and shall not subject the Administrative Agent or any Lender to, or transfer to the Administrative Agent or any Lender, or in any way affect or modify, any obligation or liability of any Grantor with respect to any of the Collateral or any transaction in connection therewith.

         (c) A first priority lien on approximately 66.66% of the outstanding capital stock of ACC Telekommunikation GMBH shall be granted by ACC Credit Corp. and ACC Service Corp. as pledgors in favor of the Lenders pursuant to a Pledge Agreement dated on or about the date hereof governed by the laws of the Federal Republic of Germany. Such Pledge Agreement shall govern the rights and remedies of the Administrative Agent and Lenders with respect to such capital stock.

         SECTION 3. Representations and Warranties. Each Grantor represents and warrants as follows:

         (a) Such Grantor has the corporate power and authority and the legal right to execute and deliver, to perform its obligations under, and to grant the Security Interests in the Collateral pursuant to, this Agreement and has taken all necessary corporate action to authorize its execution, delivery and performance of, and grant of the Security Interests in the Collateral pursuant to, this Agreement.

         (b) This Agreement constitutes a legal, valid and binding obligation of such Grantor enforceable in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally.

         (c) The execution, delivery and performance of this Agreement will not violate any provision of any Applicable Law or contractual obligation of such Grantor and will not result in the creation or imposition of any Lien on any of the properties or revenues of such Grantor pursuant to any Applicable Law or contractual obligation of such Grantor, except as contemplated hereby.

         (d) No consent or authorization of, filing with, or other act by or in respect of, any arbitrator or Governmental Authority and no consent of any other Person (including, without limitation, any stockholder or creditor of such Grantor), is required in connection with the execution, delivery, performance, validity or enforceability of this Agreement.

         (e) No litigation, investigation or proceeding of or before any arbitrator or Governmental Authority is pending or, to the knowledge of such Grantor after due inquiry, threatened by or against such Grantor or against any of its properties or revenues with respect to this Agreement or any of the transactions contemplated hereby.

         (f) Such Grantor has good and marketable title to all of its respective Collateral, free and clear of any Liens other than the Permitted Liens.

         (g) Such Grantor has not performed or failed to perform any acts that would prevent or hinder the Administrative Agent from enforcing any of the terms of this Agreement. Other than financing statements or other similar or equivalent documents or instruments with respect to Permitted Liens, no financing statement, mortgage, security agreement or similar or equivalent document or instrument covering all or any part of the Collateral of such Grantor is on file or of record in any jurisdiction. No Collateral of such Grantor is in the possession of any Person (other than such Grantor) asserting any claim thereto or security interest therein, except that the Administrative Agent or its designee may have possession of the Collateral as contemplated hereby.

         (h) All of the information set forth in the Perfection Certificate with respect to such Grantor is true and correct as of the date hereof.

         (i) Such Grantor has, contemporaneously herewith, delivered to the Administrative Agent possession of all originals of all negotiable Instruments, documents and chattel paper constituting Collateral currently owned or held by such Grantor, if any (duly endorsed in blank, if requested by the Administrative Agent).

         (j) With respect to any Intellectual Property of Grantor the loss, impairment or infringement of which might have a Material Adverse Effect:

            (i) such Intellectual Property is subsisting and has not been adjudged invalid or unenforceable, in whole or in part;

           (ii)     such Intellectual Property is valid and enforceable;

          (111) such Grantor has made all necessary filings and recordations to protect its interest in such Intellectual Property, including, without limitation, recordations of all of its interests in the Patents and Trademarks included in such Intellectual Property in the United States Patent and Trademark Office and its claims to the Copyrights included in such Intellectual Property in the United States Copyright Office;

           (iv) such Grantor is the exclusive owner of the entire and unencumbered right, title and interest in and to such Intellectual Property and no claim has been made that the use of such Intellectual Property does or may violate the asserted rights of any third party; and

            (v) such Grantor has performed and will continue to perform all acts and has paid and will continue to pay all required fees and taxes to maintain each and every such item of Intellectual Property in full force and effect.

         (k) The Financing Statements executed by such Grantor are in appropriate form and when filed in the offices specified in the Perfection Certificate, the Security Interests will constitute valid and perfected security interests in the Collateral of such Grantor, prior to all other

Liens and rights of others therein except for the Permitted Liens (to the exten that a security interest therein may be perfected by filing pursuant to the UCC) and all filings and other actions necessary or desirable to perfect and protect such Security Interests have been duly taken.

         (l) The Inventory, Fixtures and Equipment of such Grantor are insured in accordance with the requirements hereof and of the Credit Agreement.


         SECTION 4. Further Assurances; Covenants.

         (a)      General.

                  (i) Each Grantor agrees not to change the location of its chief executive office or principal place of business in any state unless it shall have given the Administrative Agent thirty (30) days prior written notice thereof, executed and delivered to the Administrative Agent all financing statements and financing statement amendments which the Administrative Agent may request in connection therewith. Each Grantor agrees not to change the locations where it keeps or holds any Collateral or any records relating thereto from the applicable location described in the Perfection Certificate unless such Grantor shall have given the Administrative Agent thirty (30) days prior written notice of such change of location and executed and delivered to the Administrative Agent all financing statements and financing statement amendments which the Administrative Agent may request in connection therewith; provided, that such Grantor may keep Inventory at, or in transit to, any location described in the Perfection Certificate. Each Grantor agrees not to, in any event, change the location of any Collateral if such change would cause the Security Interests in such Collateral to lapse or cease to be perfected.

                  (ii) Each Grantor agrees not to change its name, identity or corporate structure in any manner unless it shall have given the Administrative Agent thirty (30) days prior written notice thereof, executed and delivered to the Administrative Agent all financing statements and financing statement amendments which the Administrative Agent may request in connection therewith.

                  (iii) Each Grantor will, from time to time, at its expense, execute, deliver, file and record any statement, assignment, instrument, document, agreement or other paper and take any other action (including without limitation any filings of financing or continuation statements under the UCC) that from time to time may be necessary, or that the Administrative Agent may reasonably request, in order to create, preserve, upgrade in rank (to the extent required hereby), perfect, confirm or validate the Security Interests or to enable the Administrative Agent and the Lenders to obtain the full benefits of this Agreement, or to enable the Administrative Agent to exercise and enforce any of its rights, powers and remedies hereunder with respect to any of the Collateral (other than any filings with the United States Patent and Trademark Office or the United States
         Copyright Office). Prior to the irrevocable payment in full of the Secured Obligations, each Grantor hereby authorizes the Administrative
         Agent, upon the failure of such Grantor to so do within three Business Days after receipt of notice from the Administrative Agent, to execute and file financing statements, financing statement amendments or continuation statements without such Grantor's signature appearing thereon. Each Grantor agrees that a carbon, photographic, photostatic or other reproduction of this Agreement or of a financing statement is sufficient as a financing statement. Each Grantor shall pay the costs of, or incidental to, any recording or filing of the Financing Statements and any other financing statements, financing statement amendments or continuation statements concerning the Collateral.

                  (iv) If any  Collateral  exceeding  in value  $500,000  in the aggregate is at any time in the possession or control of any warehouseman, bailee (other than a carrier transporting Inventory to a purchaser in the ordinary course of business), or any Grantor's agents or processors, such Grantor shall notify in writing such warehouseman, bailee, agent or processor of the Security Interests created hereby, shall obtain such warehouseman's, bailee's, agent's or processor's agreement in writing to hold all such Collateral for the Administrative Agent's account subject to the Administrative Agent's instructions, and shall cause such warehouseman, bailee, agent or processor to issue and deliver to the Administrative Agent warehouse receipts, bills of lading or any similar documents relating to such Collateral in the Administrative Agent's name and in form and substance acceptable to the Administrative Agent.

                  (v) Each Grantor will cause the Administrative Agent, for the ratable benefit of itself and the Lenders, to be named as loss payee on each insurance policy covering risks relating to any of its Inventory, Fixtures and Equipment, as reasonably requested by the Administrative Agent. Each Grantor will deliver to the Administrative Agent, upon request of the Administrative Agent, the insurance policies for such insurance. Each such insurance policy shall include effective waivers by the insurer of subrogation, provide that all insurance proceeds shall be adjusted with and payable to the Administrative Agent and provide that no cancellation or termination thereof shall be effective until at least thirty (30) days have elapsed after receipt by the Administrative Agent of written notice thereof. Each Grantor shall arrange for appropriate certifications that the requirements of this
         Section 4(a)(v) have been satisfied, to be made to the Administrative Agent and each insured party, as soon as practicable, by each insurer or its authorized representative with respect thereto.

                  (vi) Each Grantor will, promptly upon request, provide to the Administrative Agent all information and evidence the Administrative Agent may reasonably request concerning the Collateral, and in particular the Accounts, to enable the Administrative Agent to enforce the provisions of this Agreement.

                  (vii) Each Grantor will comply in all material respects with all Applicable Laws applicable to the Collateral or any part thereof or to the operation of such Grantor's business.

                  (viii)  Each  Grantor  will pay  promptly  when due all taxes, assessments and governmental charges or levies imposed upon the Collateral or in respect of its income or profits therefrom, as well as all claims of any kind (including, without limitation, claims for labor, materials and supplies) against or with respect to the Collateral, except that no such charge need be paid if (A) the validity thereof is being contested in good faith by appropriate proceedings,
         (B) such proceedings do not involve any danger of the sale, forfeiture or loss of or creation of a Lien on any of the Collateral or any interest therein and (C) such charge is adequately reserved against on such Grantor's books in accordance with GAAP.

                  (ix)     No Grantor shall

                           (A) sell,  assign (by  operation of law or otherwise)
                  or otherwise dispose of any of the Collateral, except as permitted by the Credit Agreement; or

                           (B) create or suffer to exist any Lien or other charge or encumbrance upon or with respect to any of the Collateral to secure indebtedness of any Person or entity, except as permitted by the Credit Agreement.

         (b)      Accounts, Etc.

                  (i) Each Grantor shall use all reasonable efforts to cause to be collected from its Account Debtors, as and when due, any and all amounts owing under or on account of each Account (including, without limitation, Accounts which are delinquent, such Accounts to be collected in accordance with lawful collection procedures) and to apply forthwith upon receipt thereof all such amounts as are so collected to the outstanding balance of such Account. The costs and expenses (including, without limitation, attorney's fees), of collection of Accounts incurred by such Grantor or the Administrative Agent shall be borne by such Grantor.

                  (ii) Upon the occurrence and during the continuance of any Event of Default, upon request of the Administrative Agent or the Required Lenders, each Grantor will promptly notify (and each Grantor hereby authorizes the Administrative Agent so to notify) each Account Debtor in respect of any Account that such Account has been assigned to the Administrative Agent hereunder and that any payments due or to become due in respect of such Account are to be made directly to the Administrative Agent or its designee.

                  (iii) Each Grantor will perform and comply in all material respects with all of its obligations in respect of Accounts and General Intangibles and the exercise by the Administrative Agent of any of its rights hereunder shall not release any Grantor from any of its duties or obligations.

                  (iv) No Grantor will (A) amend, modify, terminate or waive any material provision of any agreement giving rise to an Account in any manner which could reasonably be expected to materially adversely affect the value of such Account as Collateral, (B) fail to exercise promptly and diligently each and every material right which it may have under each agreement giving rise to an Account (other than any right of termination) or (C) fail to deliver to the Administrative Agent a copy of each material demand, notice or document received by it relating in any way to any agreement giving rise to an Account.

                  (v) Other than in the ordinary course of business as generally conducted by such Grantor over a period of time, no Grantor will grant any extension of the time of payment of any of the Accounts to any one Account Debtor with an aggregate face amount in excess of $25,000 or compromise, compound or settle the same for less than the full amount thereof, release, wholly or partially, any Person liable for the payment thereof, or allow any credit or discount whatsoever thereon.

         (c) Inventory, Etc. Each Grantor hereby represents, warrants, covenants and agrees as follows: (i) all Inventory is, and shall be at all times, located at places of business listed in the Perfection Certificate or as to which such Grantor has complied with the provisions of Section 4(a)(i) hereof, except Inventory in transit from one such location to another such location; (ii) no Inventory is, nor shall at any time or times be, subject to any Lien whatsoever, except for Permitted Liens; and (iii) no Inventory in aggregate value exceeding $500,000 at any time is, nor shall at any time or times be, kept, stored or maintained with a bailee, warehouseman, carrier or similar party (other than a carrier delivering Inventory to a purchaser in the ordinary course of such Grantor's business) unless the Required Lenders have given their prior written consent and Grantor has complied with the provisions of
         Section 4(a)(iv) hereof.

         (d) Equipment, Etc. Each Grantor will maintain each item of Equipment in the same condition, repair and working order as when acquired, ordinary wear and tear and immaterial impairments of value and damage by the elements excepted, and in accordance with any manufacturer's manual, and will as quickly as practicable provide all maintenance, service and repairs necessary for such purpose and will promptly furnish to the Administrative Agent a statement respecting any material loss or damage to any of the Equipment.

         (e)   Intellectual Property.

                  (i) Each Grantor shall notify the Administrative Agent promptly (A) of its acquisition after the Closing Date of any Patent, Patent License, Trademark or Trademark License and (B) if it knows, or has reason to know of any adverse determination or development (including, without limitation, the institution of, or any such determination or development in, any proceeding in the United States Patent and Trademark Office or any court) regarding such Grantor's ownership of any Patent or Trademark, its right to register the same, or to keep and maintain the same. In the event that any Patent, Patent License, Trademark or Trademark License is infringed, misappropriated or diluted by a third party, each Grantor shall notify the Administrative Agent promptly after it learns thereof and shall, unless such Grantor and the Administrative Agent shall jointly determine that any such action would be of immaterial economic value, promptly sue for infringement, misappropriation or dilution and to recover any and all damages for such infringement, misappropriation or dilution, and take such other actions as may be appropriate under the circumstances to protect such Patent, Patent License, Trademark or Trademark License. In no event shall any Grantor, either itself or through any agent, employee or licensee, file an application for the registration of any Patent or Trademark with the United States Patent and Trademark Office or any similar office or agency in any other country or any political subdivision thereof, unless simultaneously therewith it informs the Administrative Agent, and, upon issuance of such Patent or Trademark, executes and delivers any and all agreements, instruments, documents and papers the Administrative Agent may reasonably request to evidence the Security Interests in such Patent or Trademark and the goodwill and general intangibles of such Grantor relating thereto or represented thereby. Each Grantor hereby constitutes the Administrative Agent its attorney-in-fact to execute and file all such writings for the foregoing purposes, all acts of such attorney being hereby ratified and confirmed, and such power, being coupled with an interest, shall be irrevocable until the Commitments have terminated and the Secured Obligations are paid in full.

                  (ii) Each Grantor shall: (A) preserve and maintain in all material respects rights in the Intellectual Property; and (B) upon and after the occurrence of an Event of Default, use its best efforts to obtain any consents, waivers or agreements necessary to enable Administrative Agent to exercise its remedies with respect to the Intellectual Property. No Grantor shall abandon any right to file a Copyright, Patent or Trademark application that is material to the business of such Grantor nor shall any Grantor abandon any such pending Copyright, Patent or Trademark application, or Copyright, Copyright License, Patent, Patent License, Trademark or Trademark License without the prior written consent of Administrative Agent.

                  (iii) Each Grantor  hereby  assigns,  transfers and conveys to
         Administrative Agent, effective upon the occurrence and during the continuance of any Event of Default, the nonexclusive right and license to use all Intellectual Property owned or used by such Grantor, together with any goodwill associated therewith, all to the extent necessary to enable Administrative Agent to realize on the Collateral (including, without limitation, completing production of, advertising for sale and selling the Collateral) and any successor or assign to enjoy the benefits of the Collateral. This right and license shall inure to the benefit of all successors, assigns and transferees of Administrative Agent and its successors, assigns and transferees, whether by voluntary conveyance, operation of law, assignment, transfer, foreclosure, deed in lieu of foreclosure or otherwise. Such right and license is granted free of charge, without requirement that any monetary payment whatsoever be made to any Grantor by Administrative Agent.

         (f) Indemnification. Each Grantor agrees to pay, and to save the Administrative Agent and the Lenders harmless from, any and all liabilities, costs and expenses (including, without limitation, legal fees and expenses) (i) with respect to, or resulting from, any and all excise, sales or other taxes which may be payable or determined to be payable with respect to any of the Collateral, (ii) with respect to, or resulting from, complying with any Applicable Law applicable to any of the Collateral or (iii) in connection with any of the transactions contemplated by this Agreement (except to the extent any such liabilities, costs and expenses result from the gross negligence or willful misconduct of the Administrative Agent or Lenders). In any suit, proceeding or action brought by the Administrative Agent under any Account for any sum owing thereunder, or to enforce any provisions of any Account, each Grantor will save, indemnify and keep the Administrative Agent and the Lenders harmless from and against all expense, loss or damage suffered by reason of any defense, setoff, counterclaim, recoupment or reduction or liability whatsoever of the Account Debtor or any other obligor thereunder, arising out of a breach by such Grantor of any obligation thereunder or arising out of any other agreement, indebtedness or liability at any time owing to or in favor of such Account Debtor or obligor or its successors from such Grantor (except to the extent any such expense, loss or damage results from the gross negligence or willful misconduct of the Administrative Agent or Lenders). The obligations of each Grantor under this
Section 4(f) shall survive the termination of the other provisions of this Agreement.

         SECTION 5. Reporting and Recordkeeping. Each Grantor respectively covenants and agrees with the Administrative Agent and the Lenders that from and after the date of this Agreement and until the Commitments have terminated and all Secured Obligations have been fully satisfied:

         (a)  Maintenance  of  Records  Generally.  Such  Grantor  will keep and maintain at its own cost and expense complete and accurate records of the Collateral, including, without limitation, a record of all payments received and all credits granted with respect to the Collateral and all other dealings with the Collateral. All chattel paper given to such Grantor with respect to any Accounts will be marked with the following legend: "This writing and the obligations evidenced or secured hereby are subject to the security interest of First Union National Bank, as Administrative Agent". For the Administrative Agent's and the Lenders' further security, such Grantor agrees that upon the occurrence and during the continuation of any Event of Default, such Grantor shall deliver and turn over any such books and records directly to the Administrative Agent or its designee. Such Grantor shall permit any representative of the Administrative Agent to inspect such books and records in accordance with Section 8.11 of the Credit Agreement and will provide photocopies thereof to the Administrative Agent upon its reasonable request.

         (b)   Certain Provisions Regarding Maintenance of Records and Reporting
Re: Accounts.

                  (i) In the event any amounts due and owing in excess of $500,000 are in dispute between any Account Debtor and such Grantor, such Grantor shall provide the Administrative Agent with written notice thereof promptly after such Grantor's learning thereof, explaining in detail the reason for the dispute, all claims related thereto and the amount in controversy; provided, that a report of such items provided within ten (10) days after the end of each fiscal quarter of ACC shall be deemed to be prompt delivery of such notice.

                  (ii) Such Grantor will promptly notify the Administrative Agent in writing if any Account arises out of a contract with the United States of America, or any department, agency, subdivision or instrumentality thereof, or of any state (or department, agency, subdivision or instrumentality thereof) where such state has a state assignment of claims act or other law comparable to the Federal
         Assignment  of  Claims  Act,  and will  take  any  action  required  or requested by the Administrative Agent or give notice of the Administrative Agent's Security Interest in such Accounts under the provisions of the Federal Assignment of Claims Act or any comparable law or act enacted by any state or local governmental authority.

         (c) Further Identification of Collateral. Such Grantor will, if so requested by the Administrative Agent, furnish to the Administrative Agent statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral as the Administrative Agent may reasonably request, all in reasonable detail.

         (d) Notices. In addition to the notices required by Section 5(b) hereof, such Grantor will advise the Administrative Agent promptly, in reasonable detail, (i) of any material Lien or claim made or asserted against any of the Collateral, (ii) of any material adverse change in the composition of the Collateral, and (iii) of the occurrence of any other event which could have a material adverse effect on the Collateral or on the validity, perfection or priority of the Security Interests.

         SECTION 6. Collateral Account.

         (a) There is hereby established with the Administrative Agent a Collateral Account in the name and under the exclusive dominion and control of the Administrative Agent. There shall be deposited from time to time into such account the cash proceeds of the Collateral required to be delivered to the Administrative Agent pursuant to Section 6(b) or any other provision of this Agreement. Any income received by the Administrative Agent with respect to the balance from time to time standing to the credit of the Collateral Account, including any interest or capital gains on investments of amounts on deposit in the Collateral Account, shall remain, or be deposited, in the Collateral Account together with any investments from time to time made pursuant to subsection (c) of this Section 6, shall vest in the Administrative Agent, shall constitute part of the Collateral hereunder and shall not constitute payment of the Secured Obligations until applied thereto as hereinafter provided.

         (b) Upon the occurrence and during the continuance of an Event of Default, if requested by the Administrative Agent, each Grantor shall instruct all Account Debtors and other Persons obligated in respect of all Accounts to make all payments in respect of the Accounts either (i) directly to the Administrative Agent (by instructing that such payments be remitted to a post office box which shall be in the name and under the exclusive dominion and control of the Administrative Agent) or (ii) to one or more other banks in any state in the United States (by instructing that such payments be remitted to a post office box which shall be in the name and under the exclusive dominion and control of such bank) under a Lockbox Letter substantially in the form of Annex I hereto duly executed by each Grantor and such bank or under other arrangements, in form and substance satisfactory to the Administrative Agent, pursuant to which such Grantor shall have irrevocably instructed such other bank (and such other bank shall have agreed) to remit all proceeds of such payments directly to the Administrative Agent for deposit into the Collateral Account or as the Administrative Agent may otherwise instruct such bank, and thereafter if the proceeds of any Collateral shall be received by such Grantor, such Grantor will promptly deposit such proceeds into the Collateral Account and until so deposited, all such proceeds shall be held in trust by such Grantor for and as the property of the Administrative Agent, for the benefit of itself and the Lenders and shall not be commingled with any other funds or property of such Grantor. At any time after the occurrence and during the continuance of an Event of Default, the Administrative Agent may itself so instruct such Grantor's Account Debtors and each Grantor hereby constitutes and appoints the Administrative Agent (and the president, any vice president or any assistant vice president of the Administrative Agent from time to time) as its attorney-in-fact with full power and authority to so instruct such Grantor's Account Debtors. All such payments made to the Administrative Agent shall be deposited in the Collateral Account.

         (c) The balance from time to time standing to the credit of the Collateral Account shall, except upon the occurrence and continuation of an Event of Default, be distributed to the Grantors upon the order of the Grantors. If immediately available cash on deposit in the Collateral Account is not sufficient to make any distribution to the Grantors referred to in the previous sentence of this Section 6(c), the Administrative Agent shall liquidate as promptly as practicable such investments as required to obtain sufficient cash to make such distribution and, notwithstanding any other provision of this
Section 6, such distribution shall not be made until such liquidation has taken place. Upon the occurrence and continuation of an Event of Default, the Administrative Agent shall, if so instructed by the Required Lenders, apply or cause to be applied (subject to collection) any or all of the balance from time to time standing to the credit of the Collateral Account in the manner specified in Section 10.

         (d) Amounts on deposit in the Collateral Account shall be invested and reinvested from time to time in Permitted Investments as the Grantors shall determine, which investments shall be held in the name and be under the control of the Administrative Agent; provided, that if an Event of Default has occurred and is continuing, the Administrative Agent may and, if instructed by the Required Lenders, shall liquidate any such investments and apply or cause to be applied the proceeds thereof to the payment of the Secured Obligations in the manner specified in Section 10 hereof; and provided further, that (i) each such investment shall mature within thirty (30) days after it is acquired by the Administrative Agent and (ii) in order to provide the Administrative Agent, for the ratable benefit of itself and the Lenders, with a perfected security interest therein, each such investment shall be either:

                  (A) evidenced by negotiable certificates or Instruments, or if non-negotiable then issued in the name of the Administrative Agent, which (together with any appropriate instruments of transfer) are delivered to, and held by, the Administrative Agent or any agent thereof (which shall not be any of the Grantors or any of their Affiliates) in the State of North Carolina; or

                  (B) in book-entry form and issued by the United States and subject to pledge under applicable state law and Treasury regulations and as to which (in the opinion of counsel to the Administrative Agent) appropriate measures shall have been taken for perfection of the Security Interests.

         (e) Upon the occurrence of any Event of Default, the Administrative Agent is authorized at any time and from time to time, and during the continuance thereof, without notice to the Grantors, to set off, appropriate and apply any and all amounts on deposit in the Collateral Account, and the proceeds thereof, against all Secured Obligations.

         SECTION 7. General Authority.

         (a) Each Grantor hereby irrevocably appoints the Administrative Agent its true and lawful attorney, with full power of substitution, in the name of such Grantor, the Administrative Agent, the Lenders or otherwise, for the sole use and benefit of the Administrative Agent and the Lenders, but at such Grantor's expense, to exercise, at any time from time to time all or any of the following powers:

                  (i) to file the Financing Statements and any financing statements, financing statement amendments and continuation statements referred to in Sections 4(a)(i), 4(a)(ii), and 4(a)(iii) hereof,

                  (ii) to demand, sue for, collect, receive and give acquittance for any and all monies due or to become due with respect to any Collateral or by virtue thereof,

                  (iii) to settle, compromise, compound, prosecute or defend any action or proceeding with respect to any Collateral,

                  (iv) to sell, transfer, assign or otherwise deal in or with the Collateral and the Proceeds thereof, as fully and effectually as if the Administrative Agent were the absolute owner thereof, and

                  (v) to extend the time of payment and to make any allowance and other adjustments with reference to the Collateral;

provided that the Administrative Agent shall not take any of the actions described in this Section 7 except those described in clause (i) above unless an Event of Default shall have occurred and be continuing and the Administrative Agent shall give such Grantor not less than ten (10) days' prior written notice of the time and place of any sale or other intended disposition of any of the Collateral, except any Collateral which is perishable or threatens to decline speedily in value or is of a type customarily sold on a recognized market. Each Grantor agrees that any such notice constitutes "reasonable notification" within the meaning of Section 9-504(3) of the UCC (to the extent such Section is applicable).

         (b) Each Grantor hereby ratifies all that said attorney shall lawfully do or cause to be done by virtue hereof. This power of attorney is a power coupled with an interest and shall be irrevocable.

         (c) Each Grantor also authorizes the Administrative Agent at any time and from time to time, to execute, in connection with the sale provided for in
Section 8 hereof, any endorsements, assignments or other instruments of conveyance or transfer with respect to the Collateral.

         SECTION 8. Remedies Upon Event of Default.

         (a) If any Event of Default has occurred and is continuing, the Administrative Agent may exercise on behalf of itself and the Lenders all rights of a secured party under the UCC (whether or not in effect in the jurisdiction where such rights are exercised) and, in addition, the Administrative Agent may
(i) withdraw all cash, if any, in the Collateral Account and investments made with amounts on deposit in the Collateral Account, and apply such monies, investments and other cash, if any, then held by it as Collateral as specified in Section 10 hereof and (ii) if there shall be no such monies, investments or cash or if such monies, investments or cash shall be insufficient to pay all the Secured Obligations in full, sell the Collateral or any part thereof at public or private sale, for cash, upon credit or for future delivery, and at such price or prices as the Administrative Agent may deem satisfactory. The Administrative Agent or any Lender may be the purchaser of any or all of the Collateral so sold at any public sale (or, if the Collateral is of a type customarily sold in a recognized market or is of a type which is the subject of widely distributed standard price quotations or if otherwise permitted under applicable law, at any private sale) and thereafter hold the same, absolutely, free from any right or claim of whatsoever kind. Each Grantor will execute and deliver such documents and take such other action as the Administrative Agent deems reasonably necessary or advisable in order that any such sale may be made in compliance with law. Upon any such sale the Administrative Agent shall have the right to deliver, assign and transfer to the purchaser thereof the Collateral so sold (without warranty). Each purchaser at any such sale shall hold the Collateral so sold to it absolutely, free from any claim or right of whatsoever kind, including any equity or right of redemption of any Grantor. To the extent permitted by law, each Grantor hereby specifically waives all rights of redemption, stay or appraisal which it has or may have under any law now existing or hereafter adopted. The notice of such sale shall be given to the applicable Grantor ten (10) days prior to such sale and (A) in case of a public sale, state the time and place fixed for such sale, and (B) in the case of a private sale, state the day after which sale may be consummated. Any such public sale shall be held at such time or times within ordinary business hours and at such place or places as the Administrative Agent may fix in the notice of such sale. At any such sale the Collateral may be sold in one lot as an entirety or in separate parcels, as the Administrative Agent may determine. The Administrative Agent shall not be obligated to make any such sale pursuant to any such notice. The Administrative Agent may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for the sale, and such sale may be made at any time or place to which the same may be so adjourned. In case of any sale of all or any part of the Collateral on credit or for future delivery, the Collateral so sold may be retained by the Administrative Agent until the selling price is paid by the purchaser thereof, but the Administrative Agent shall not incur any liability in case of the failure of such purchaser to take up and pay for the Collateral so sold and, in case of any such failure, such Collateral may again be sold upon like notice. The Administrative Agent, instead of exercising the power of sale herein conferred upon it, may proceed by a suit or suits at law or in equity to foreclose the Security Interests and sell the Collateral, or any portion thereof, under a judgment or decree of a court or courts of competent jurisdiction. The Grantors shall remain liable for any deficiency.

         (b) For the purpose of enforcing any and all rights and remedies under this Agreement, the Administrative Agent may if an Event of Default has occurred and is continuing (i) require each Grantor to, and each Grantor agrees that it will, at its expense and upon the request of the Administrative Agent, forthwith assemble all or any part of the Collateral as directed by the Administrative Agent and make it available at a place designated by the Administrative Agent which is, in the Administrative Agent's opinion, reasonably convenient to the Administrative Agent and such Grantor, whether at the premises of such Grantor or otherwise, (ii) to the extent permitted by applicable law, enter, with or without process of law and without breach of the peace, any premise where any of the Collateral is or may be located and, without charge or liability to the Administrative Agent, seize and remove such Collateral from such premises, (iii) have access to and use such Grantor's books and records relating to the Collateral and (iv) prior to the disposition of the Collateral, store or transfer such Collateral without charge in or by means of any storage or transportation facility owned or leased by such Grantor, process, repair or recondition such Collateral or otherwise prepare it for disposition in any manner and to the extent the Administrative Agent deems appropriate and, in connection with such preparation and disposition, use without charge any Trademark, trade name, Copyright, Patent or technical process used by such Grantor.

         (c) Without limiting the generality of the foregoing, if any Event of Default has occurred and is continuing,

                  (i) the  Administrative  Agent  may  license,  or  sublicense, whether general, special or otherwise, and whether on an exclusive or non-exclusive basis, any Patents or Trademarks included in the
         Collateral throughout the world for such term or terms, on such conditions and in such manner as the Administrative Agent shall in its sole discretion determine;

                  (ii)  the  Administrative  Agent  may  (without  assuming  any obligations or liability thereunder), at any time and from time to time, enforce (and shall have the exclusive right to enforce) against any licensee or sublicensee all rights and remedies of any Grantor in, to and under any Patent Licenses or Trademark Licenses and take or refrain from taking any action under any thereof, provided, that no such actions shall result in the failure of such Patent Licenses or Trademark Licenses to remain in compliance with all Applicable Law, and each Grantor hereby releases the Administrative Agent and each of the Lenders from and against any claims arising out of, any lawful action so taken or omitted to be taken with respect thereto except with respect to the gross negligence or willful misconduct of the Administrative Agent or the Lenders; and

                  (iii) upon request by the Administrative Agent, each Grantor will execute and deliver to the Administrative Agent a power of attorney, in form and substance satisfactory to the Administrative Agent, for the implementation of any lease, assignment, license, sublicense, grant or option, sale or other disposition of a Patent or Trademark. In the event of any such disposition pursuant to this Section, each Grantor shall supply its know-how and expertise relating to the manufacture and sale of the products bearing Trademarks or the products or services made or rendered in connection with Patents, and its customer lists and other records relating to such Patents or Trademarks and to the distribution of said products, to the Administrative Agent.

         SECTION 9. Limitation on Duty of Administrative Agent in Respect of Collateral. Beyond reasonable care in the custody thereof, the Administrative Agent shall have no duty as to any Collateral in its possession or control or in the possession or control of any agent or bailee or any income thereon or as to the preservation of rights against prior parties or any other rights pertaining thereto. The Administrative Agent shall be deemed to have exercised reasonable care in the custody of the Collateral in its possession if the Collateral is accorded treatment substantially equal to that which it accords its own property, and the Administrative Agent shall not be liable or responsible for any loss or damage to any of the Collateral, or for any diminution in the value thereof, by reason of the act or omission of any warehouseman, carrier, forwarding agency, consignee or other agent or bailee selected by the Administrative Agent in good faith.

         SECTION 10. Application of Proceeds. Upon the occurrence and during the continuance of an Event of Default, the proceeds of any sale of, or other realization upon, all or any part of the Collateral shall be applied by the Administrative Agent as follows:

                  first, to payment of the out-of-pocket expenses of such sale or other realization, including all reasonable out-of-pocket expenses, liabilities and advances incurred or made by the Administrative Agent in connection therewith, and any other unreimbursed expenses for which the Administrative Agent or any Lender is to be reimbursed pursuant to Section 14.2 of the Credit Agreement, or Section 4(f) or 13 hereof or any corresponding provision of any of the other Loan Documents;

                  second, to payment of any fees owing to the Administrative Agent or any Lender under the Credit Agreement in accordance with the provisions of the Credit Agreement;

                  third, to ratable payment of accrued but unpaid interest (including post-petition interest) on the Secured Obligations and any termination payments due in respect of any Hedging Agreement with any Lender (pro rata in accordance with all such amounts due);

                  fourth, to the ratable payment of unpaid principal of the Secured Obligations;

                  fifth,   to  the   ratable   payment  of  all  other   Secured
         Obligations, until all Secured Obligations shall have been paid in full; and

                  finally,  to  payment  to the  applicable  Grantors  or  their
         respective   successor   or  assigns,   or  as  a  court  of  competent
         jurisdiction may direct, of any surplus then remaining from such proceeds.

The Administrative Agent may make distribution hereunder in cash or in kind or, on a ratable basis, in any combination thereof.

         SECTION 11.  Concerning  the  Administrative  Agent.  The provisions of
Article XIII of the Credit Agreement shall inure to the benefit of the Administrative Agent in respect of this Agreement and shall be binding upon the parties to the Credit Agreement in such respect. In furtherance and not in derogation of the rights, privileges and immunities of the Administrative Agent therein set forth:

                  (a) The Administrative Agent is authorized to take all such action as is provided to be taken by it as Administrative Agent hereunder and all other action incidental thereto. As to any matters not expressly provided for herein, the Administrative Agent may request instructions from the Lenders and shall act or refrain from acting in accordance with written instructions from the Required Lenders (or, when expressly required by this Agreement or the Credit Agreement, all the Lenders) or, in the absence of such instructions, in accordance with its discretion.

                  (b) The Administrative Agent shall not be responsible for the existence, genuineness or value of any of the Collateral or for the validity, perfection, priority or enforceability of the Security Interests, whether impaired by operation of law or by reason of any action or omission to act on its part (other than any such action or inaction constituting gross negligence or willful misconduct. The Administrative Agent shall have no duty to ascertain or inquire as to the performance or observance of any of the terms of this Agreement by any Grantor.

         SECTION 12. Appointment of Collateral Agents. At any time or times, in order to comply with any legal requirement in any jurisdiction or in order to effectuate any provision of the Loan Documents, the Administrative Agent may appoint another bank or trust company or one or more other Persons, either to act as collateral agent or agents, jointly with the Administrative Agent or separately, on behalf of the Administrative Agent and the Lenders with such power and authority as may be necessary for the effectual operation of the provisions hereof and specified in the instrument of appointment (which may, in the discretion of the Administrative Agent, include provisions for the protection of such collateral agent similar to the provisions of Section 11 hereof).

         SECTION 13. Expenses. In the event that any Grantor fails to comply with the provisions of the Credit Agreement, this Agreement or any other Loan Document, such that the value of any Collateral or the validity, perfection, rank or value of the Security Interests are thereby diminished or potentially diminished or put at risk, the Administrative Agent if requested by the Required Lenders may, but shall not be required to, effect such compliance on behalf of such Grantor, and such Grantor shall reimburse the Administrative Agent for the reasonable costs thereof on demand. All insurance expenses and all reasonable expenses of protecting, storing, warehousing, insuring, handling, maintaining and shipping the Collateral, any and all excise, stamp, intangibles, transfer, property, sales, and use taxes imposed by any state, federal, or local authority or any other Governmental Authority on any of the Collateral, or in respect of the sale or other disposition thereof, shall be borne and paid by the Grantors; and if any Grantor fails promptly to pay any portion thereof when due, the Administrative Agent or any Lender may, at its option, but shall not be required to, pay the same and charge such Grantor's account therefor, and such Grantor agrees to reimburse the Administrative Agent or such Lender therefor on demand. All sums so paid or incurred by the Administrative Agent or any Lender for any of the foregoing and any and all other sums for which any Grantor may become liable hereunder and all costs and expenses (including reasonable attorneys' fees, legal expenses and court costs) incurred by the Administrative Agent or any Lender in enforcing or protecting the Security Interests or any of their rights or remedies thereon shall be payable by the Grantors on demand and shall bear interest (after as well as before judgment) until paid at the rate then applicable to Base Rate Loans under the Credit Agreement and shall be additional Secured Obligations hereunder.

         SECTION 14. Notices. All notices, communications and distributions hereunder shall be given or made in accordance with Section 14.1 of the Credit Agreement.

         SECTION 15. Waivers, Non-Exclusive Remedies. No failure on the part of the Administrative Agent or any Lender to exercise, and no delay in exercising and no course of dealing with respect to, any right under the Credit Agreement, this Agreement or any other Loan Document shall operate as a waiver thereof or hereof; nor shall any single or partial exercise by the Administrative Agent or any Lender of any right under the Credit Agreement, this Agreement or any other Loan Document preclude any other or further exercise thereof, and the exercise of any rights in this Agreement, the Credit Agreement and the other Loan Documents are cumulative and are not exclusive of any other remedies provided by law. This Agreement is a Loan Document executed pursuant to the Credit Agreement.

         SECTION 16. Successors and Assigns. This Agreement is for the benefit of the Administrative Agent and the Lenders and their successors and assigns (as permitted by the Credit Agreement), and in the event of an assignment of all or any of the Secured Obligations, the rights hereunder, to the extent applicable to the indebtedness so assigned, may be transferred with such indebtedness. This Agreement shall be binding on each Grantor and its successor and assigns;
provided, that such Grantor may not assign any of its rights or obligations hereunder without the prior written consent of the Administrative Agent and the Lenders.

         SECTION 17. Changes in Writing. Neither this Agreement nor any provision hereof may be changed, waived, discharged or terminated orally, but only in writing signed by each Grantor and the Administrative Agent with the consent of the Required Lenders (or, when expressly required by this Agreement or the Credit Agreement, all of the Lenders).

         SECTION 18. Powers Coupled with an Interest. All authorizations and agencies herein contained with respect to the Collateral are irrevocable and powers coupled with an interest.

         SECTION 19. GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY, CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NORTH
CAROLINA,  WITHOUT  REFERENCE  TO THE  CONFLICTS  OR CHOICE OF LAW
PRINCIPLES THEREOF.

         SECTION 20. Consent to Jurisdiction. Each Grantor hereby irrevocably consents to the personal jurisdiction of the state and federal courts located in Mecklenburg County, North Carolina, in any action, claim or other proceeding arising out of or any dispute in connection with this Agreement, any rights or obligations hereunder, or the performance of such rights and obligations. Each Grantor hereby irrevocably consents to the service of a summons and complaint and other process in any action, claim or proceeding brought by the Administrative Agent or any Lender in connection with this Agreement, any rights or obligations hereunder, or the performance of such rights and obligations, on behalf of itself or its property, in the manner provided in Section 14.1 of the Credit Agreement. Nothing in this Section 20 shall affect the right of the Administrative Agent or any Lender to serve legal process in any other manner permitted by Applicable Law or affect the right of the Administrative Agent or any Lender to bring any action or proceeding against any Grantor or its properties in the courts of any other jurisdictions.



         SECTION 21.   Binding Arbitration; Waiver of Jury Trial.

         (a) Binding Arbitration. If in the reasonable determination of the Administrative Agent and its counsel, Section 21(b) is unenforceable under North Carolina law unless paired with a binding arbitration provision, then upon demand of any party made within ninety (90) days after institution of any judicial proceeding, any dispute, claim or controversy between a Lender (or group of Lenders) and a Borrower (or group of Borrowers) (but not any dispute, claim or controversy among any Lenders not involving any Borrower) arising out of, connected with or relating to this Agreement ("Disputes"), between or among parties to this Agreement shall be resolved by binding arbitration as provided herein. Institution of a judicial proceeding by a party does not waive the right of that party to demand arbitration hereunder. Disputes may include, without limitation, tort claims, counterclaims, claims brought as class actions, claims arising from supplements to this Agreement executed in the future, or claims concerning any aspect of the past, present or future relationships arising out of or connected with this Agreement. Arbitration shall be conducted under and governed by the Commercial Financial Disputes Arbitration Rules (the "Arbitration Rules") of the American Arbitration Association and Title 9 of the U.S. Code. All arbitration hearings shall be conducted in Charlotte, North Carolina. The expedited procedures set forth in Rule 51, et seq. of the Arbitration Rules shall be applicable to claims of less than $1,000,000. All applicable statutes of limitation shall apply to any Dispute. A judgment upon the award may be entered in any court having jurisdiction. The panel from which all arbitrators are selected shall be comprised of licensed attorneys. The single arbitrator selected for expedited procedure shall be a retired judge from the highest court of general jurisdiction, state or federal, of the state where the hearing will be conducted.

         (b) Jury Trial. EACH AGENT, LENDER AND THE PLEDGOR HEREBY IRREVOCABLY WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL WITH RESPECT TO ANY ACTION, CLAIM OR OTHER PROCEEDING ARISING OUT OF ANY DISPUTE IN CONNECTION WITH THIS AGREEMENT, THE NOTES OR THE OTHER LOAN DOCUMENTS, ANY RIGHTS OR OBLIGATIONS HEREUNDER OR THEREUNDER, OR THE PERFORMANCE OF SUCH RIGHTS AND OBLIGATIONS.

         (c) Preservation of Certain Remedies. Notwithstanding the preceding binding arbitration provisions, the parties hereto preserve, without diminution, certain remedies that such Persons may employ or exercise freely, either alone, in conjunction with or during a Dispute. Each such Person shall have and hereby reserves the right to proceed in any court of proper jurisdiction or by self help to exercise or prosecute the following remedies: (i) all rights to foreclose against any real or personal property or other security by exercising a power of sale granted in this Agreement or under applicable law or by judicial foreclosure and sale, (ii) all rights of self help including peaceful occupation of property and collection of rents, set off, and peaceful possession of property, (iii) obtaining provisional or ancillary remedies including injunctive relief, sequestration, garnishment, attachment, appointment of receiver and in filing an involuntary bankruptcy proceeding, and (iv) when applicable, a judgment by confession of judgment. Preservation of these remedies does not limit the power of an arbitrator to grant similar remedies that may be requested by a party in a Dispute.

         SECTION 22. Severability. If any provision hereof is invalid and unenforceable in any jurisdiction, then, to the fullest extent permitted by law,
(a) the other provisions hereof shall remain in full force and effect in such jurisdiction and shall be liberally construed in favor of the Administrative Agent and the Lenders in order to carry out the intentions of the parties hereto as nearly as may be possible; and (b) the invalidity or unenforceability of any provisions hereof in any jurisdiction shall not affect the validity or enforceability of such provision in any other jurisdiction.

         SECTION 23. Headings. The various headings of this Agreement are inserted for convenience only and shall not affect the meaning or interpretation of this Agreement or any provisions hereof.

         SECTION 24. Counterparts. This Agreement may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement.

                            [Signature Pages Follow]

R155170.1
         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed under seal by their duly authorized officers, all as of the day and year first written above.


[CORPORATE SEAL]                    ACC CORP.

                                            By:______________________________
                                            Name:____________________________
                                            Title:___________________________


[CORPORATE SEAL]                    ACC LONG DISTANCE CORP.

                                            By:______________________________
                                            Name:____________________________
                                            Title:___________________________


[CORPORATE SEAL]                    ACC NATIONAL TELECOM CORP.

                                            By:______________________________
                                            Name:____________________________
                                            Title:___________________________


[CORPORATE SEAL]                    ACC LONG DISTANCE OF MASSACHUSETTS CORP.

                                            By:______________________________
                                            Name:____________________________
                                            Title:___________________________


[CORPORATE SEAL]                    ACC RADIO CORP.

                                            By:______________________________
                                            Name:____________________________
                                            Title:___________________________


[CORPORATE SEAL]                    ACC GLOBAL CORP.

                                            By:______________________________
                                            Name:____________________________

                                            Title:___________________________

[CORPORATE SEAL]                    ACC NATIONAL LONG DISTANCE CORP.

                                            By:______________________________
                                            Name:____________________________
                                            Title:___________________________


[CORPORATE SEAL]                    ACC CREDIT CORP.

                                            By:______________________________
                                            Name:____________________________
                                            Title:___________________________


[CORPORATE SEAL]                    ACC SERVICE CORP.

                                            By:______________________________
                                            Name:____________________________
                                            Title:___________________________


                                            Administrative Agent:

[CORPORATE SEAL]                    FIRST UNION NATIONAL BANK,
                                            as Administrative Agent

                                            By:______________________________
                                            Name:____________________________
                                            Title:___________________________

                                   Schedule I
                                       to
                               Security Agreement

                             Trademark Registrations


Mark               Reg. No.             Date                    Goods

Flying ACC         1,371,741            11/19/85                 Telecom.
                                                                 Services

Design             1,607,689             7/24/89                 Telecomm.
                                                                 Services

                             Trademark Applications

Mark                              Serial No.                Goods

ACC &
Design (fed)                      74/607003                 Telecomm.
                                                            Services

Digitrunk                         74/499613                 Telecomm.
                                                            Services

                               Trademark Licenses

                                      None

R155170.1

                                     ANNEX I
                             (to Security Agreement)


                            [FORM OF LOCKBOX LETTER]

                                              _______________, 19___



[Name and Address of Lockbox Bank)

         Re:      [GRANTOR]

Ladies and Gentlemen:

         We hereby notify you that effective __________, 19__, we have transferred exclusive ownership and control of our lock-box account(s) no[s]. _____________________ (the "Lockbox Account[s]") maintained with you under the terms of the [Lockbox Agreement] attached hereto as Exhibit A (the "Lockbox Agreement[s]") to First Union National Bank, as Agent (the "Agent").

         We hereby irrevocably instruct you to make all payments to be made by you out of or in connection with the Lockbox Account(s) (i) to the Agent for credit to account no. __________ maintained by it at its office at ________________________ or (ii) as you may otherwise be instructed by the Agent.

         We also hereby notify you that the Agent shall be irrevocably entitled to exercise any and all rights in respect of or in connection with the Lockbox Account(s), including, without limitation, the right to specify when payments are to be made out of or in connection with the Lockbox Account(s).

         All funds deposited into the Lockbox Account(s) will not be subject to deduction, set-off, banker's lien or any other right in favor of any other person than the Agent, except that you may set-off against the Lockbox Account(s) the face amount of any check deposited in and credited to such Lockbox Account(s) which is subsequently returned for any reason. Your compensation for providing the service contemplated herein shall be mutually agreed between you and us from time to time and we will continue to pay such compensation.

         Please confirm your acknowledgment of and agreement to the foregoing instructions by signing in the space provided below.

                                                     Very truly yours,

                                     ________________________________________

                                      By:____________________________________
                                      Name:__________________________________
                                     Title:__________________________________

Acknowledged and agreed
to as of this _____ day of
__________________, 19___.

[LOCKBOX BANK]

By:___________________________
Name:_________________________
Title:________________________

R155170.1
                                    ANNEX II
                             (to Security Agreement)

                          SECURITY AGREEMENT SUPPLEMENT


         SECURITY AGREEMENT SUPPLEMENT, dated as of _____________________, (the "Supplement"), made by [INSERT NAME OF NEW SUBSIDIARY], a __________________ (the "New Grantor"), in favor of First Union National Bank, as Administrative Agent (in such capacity, the "Administrative Agent") under the Credit Agreement (as defined in the Security Agreement referred to below) for the ratable benefit of itself and the Lenders (as so defined).

         1. Reference is hereby made to the Second Amended and Restated Security Agreement dated as of December [__], 1997, made by ACC Corp. and certain Subsidiaries of ACC Corp. (collectively, the "Grantors"), in favor of the Administrative Agent (as amended, supplemented or otherwise modified as of the date hereof, the "Security Agreement"). This Supplement supplements the Security Agreement, forms a part thereof and is subject to the terms thereof. Capitalized terms used and not defined herein shall have the meanings given thereto or referenced in the Security Agreement.

         2. In order to secure the Credit Agreement, in accordance with the terms thereof, and to secure the payment and performance of all of the Secured Obligations, the New Grantor hereby grants to the Administrative Agent, for the ratable benefit of itself and the Lenders, a continuing security interest in and to all of the New Grantor's estate, right, title and interest in and to all Collateral whether now or hereafter owned or acquired by the New Grantor or in which the New Grantor now has or hereafter has or acquires any rights, and wherever located (the "New Collateral").

         3. The Security Interests are granted as security only and shall not subject the Administrative Agent or any Lender to, or transfer to the Administrative Agent or any Lender, or in any way affect or modify, any obligation or liability of the New Grantor with respect to any of the New Collateral or any transaction in connection therewith.

         4. The New Grantor hereby agrees that it is a party to the Security Agreement as if a signatory thereto on the Closing Date of the Credit Agreement, and the New Grantor shall comply with all of the terms, covenants, conditions and agreements and hereby makes each representation and warranty, in each case set forth therein. The New Grantor agrees that "Collateral" as used therein shall include all New Collateral pledged pursuant hereto and the Security Agreement and "Security Agreement" or "Agreement" as used therein shall mean the Security Agreement as supplemented hereby.

         5. Attached hereto are (i) a Perfection Certificate in the form of the Perfection Certificate delivered to the Administrative Agent on the Closing Date and (ii) updated Schedules to the Security Agreement revised to include all required information with respect to the New Grantor.

         6. The New Grantor hereby acknowledges it has received a copy of the Security Agreement and that it has read and understands the terms thereof.

         7. The New Grantor hereby agrees that it shall deliver to the Administrative Agent such UCC Financing Statements and all other certificates or other documents and take such action as the Administrative Agent shall reasonably request in order to effectuate the terms hereof and the Security Agreement.

         IN WITNESS WHEREOF, the undersigned hereby causes this Supplement to be executed and delivered as of the date first above written.

[CORPORATE SEAL]                    [INSERT NAME OF NEW SUBSIDIARY]


                                    By:___________________________
                                    Name:_________________________
                                    Title:________________________